UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

 Date of Report: July 10, 2007
 (Date of earliest event reported)

FREESTAR TECHNOLOGY CORPORATION
(Exact name of Registrant as Specified in Charter)

Nevada	0-28749	88-0446457
(State of Other Jurisdiction Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

31 Mespil Road, Ballsbridge, Dublin 4, Ireland
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number:  353 1 6185060

________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CAR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CAR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CAR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CAR 240.13e-4(c))

Item 8.01    Other Events

Board of Directors Approves Name Change to Rahaxi, Inc.

On July 10, 2007, FreeStar Technology Corporation (the “Company”) issued a press release announcing that the Company’s Board of Directors has approved a proposed amendment to the Company’s Articles of Incorporation to change the Company’s name to Rahaxi, Inc.  The Board of Directors has recommended that the name change amendment be adopted by the shareholders of the Company and directed the Company to take appropriate action to obtain shareholder approval of the name change amendment.

A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release dated July 10, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FREESTAR TECHNOLOGY CORPORATION

Dated: July 10, 2007	By:	/s/ Paul Egan
Paul Egan
President